UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 29, 2005
Date of report (date of earliest event reported)
ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-110484	54-2131349
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
c/o Sands Hotel & Casino
Indiana Avenue & Brighton Park, 9th Floor
Atlantic City, New Jersey 08401
(Address of principal executive offices)(Zip code)
(609) 441-4000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events
     Item 8.01 Other Events.
     On September 29, 2005, Atlantic Coast Entertainment Holdings, Inc. issued a press release, a copy of which is attached as Exhibit 99.1.
Section 9 – Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits
     (c) Exhibits
99.1 Press Release, dated September 29, 2005.
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Coast Entertainment Holdings, Inc.

Dated: October 3, 2005	By:	/s/ Denise Barton

Denise Barton
Chief Financial Officer

Exhibit Index
99.1 Press Release, dated September 29, 2005.